Third Quarter 2021 Earnings Presentation November 15, 2021

Disclaimer This presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Danimer Scientific, Inc. (the “Company”) or any of its subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. 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More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based upon information available to the Company as of the date of this Presentation and speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, Adjusted EBITDAR and Adjusted Gross Profit has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. A reconciliation of these non-GAAP financial measures to the closest GAAP measure is included in the Appendix to the Presentation. You should review the Company’s audited financial statements prepared in accordance with GAAP, which are included in its Annual Report on Form 10-K/A filed with the SEC. TRADEMARKS This Presentation contained trademarks, service marks, trade names, and copyrights of, the Company, and other companies, which are the property of their respective owners. The information contained herein is as of November 15, 2021, and does not reflect any subsequent events.

Business Highlights Business Highlights Continued execution of growth strategy to transform the bioplastics market Closed on Novomer acquisition and made progress with integration Received grant to expand research of soybean oil uses in production Partnered with Chevron Phillips to develop tech for lower-cost manufacturing Secured long-term supply of PLA through collaboration with Total Corbion PLA Kentucky Phase II capacity on track for expected completion by Q2 2022 Georgia Greenfield now expected to break ground in November 2021

Blue Chip Customers Select Danimer to Help Fulfill their ESG Commitments 4

Kentucky Phase II Expansion: Fermentation Chiller Building Update Greenfield Part 2 Nameplate capacity 125MM lbs.(1) 5 6 7 8 9 10 Kentucky Phase II Fermentation Chiller Building Kentucky Phase II Fermentation Chiller Building Pre Construction (December 2020) Construction Progress (November 2021) Kentucky Phase II: Nameplate capacity of 45MM lbs of finished product expected to be completed in Q2 2022

Kentucky Phase II Expansion: Downstream Processing Facility Update 9 10 Kentucky Phase II Downstream Processing Kentucky Phase II: Nameplate capacity of 45MM lbs of finished product expected to be completed in Q2 2022 Pre Construction (December 2020) Construction Progress (November 2021) Kentucky Phase II Downstream Processing

Kentucky Phase II Expansion: Extrusion Facility Update 5 6 7 8 9 10 Kentucky Phase II Extrusion Facility Pre Construction (December 2020) Construction Progress (November 2021) Kentucky Phase II Extrusion Facility Kentucky Phase II: Nameplate capacity of 45MM lbs of finished product expected to be completed in Q2 2022

Q3 2021 Financial Summary PHA increased to 32% of revenue vs 12% in Q3 2020 Costs influenced by: Elevated fixed-cost absorption at our Kentucky Facility as we scale up production Investments in headcount and salaries to support future expansion plans Public company costs Novomer acquisition costs Key Messages Financial Summary Notes: 1 - Adj. Gross Profit, Adj. EBITDAR and Adj. EBITDA are non-GAAP financial measures. See Appendix for reconciliations to nearest GAAP measure. 2 - Totals may not foot due to rounding.

Modeling Assumptions for 2021 Volumes: Phase I production expected to scale to 100% by year end Phase I turnaround completed in 2Q’21 to debottleneck and accelerate scale-up Phase II production expected to commence in 2Q’22 Operating Costs: Total SG&A and R&D costs expected to be $31mm for the year, including the post-acquisition period for the Novomer acquisition, and excluding D&A, stock-based compensation, and one-time items Year-over-year increase due to acceleration of investments in headcount and research & development to support our rapid long-term expansion Cash Taxes: Zero cash taxes Capital Expenditures: Expected to be $200 million to $210 million, due to the accelerated groundbreaking of the Company’s greenfield facility in Bainbridge, GA as well as phase II construction moving faster than previously anticipated Inclusive of investments in Novomer for the post-acquisition period

Danimer is a Next Generation Bioplastics Company ` Experienced Leadership Team and Board of Directors with Proven Track Record 6 Significant Tailwinds From Increased Corporate and Legislative Initiatives on Environmental Impact of Global Pollution Crisis 2 Highly Attractive PHA Technology Serves as a Best End-of-Life Solution for Plastics 1 Rapidly Growing Blue Chip Customer Base Driving Demand in Excess of Current Capacity 5 Leading PHA Innovator with Patent Protected Technology and 14 Years of Production Know-How 3 Strong Partnerships with CPG Brands, Including Pepsi and Nestle, and Key Converters such as Wincup and Genpak 4

Appendix

EBITDA and EBITDAR Reconciliation Note: 1 - Totals may not foot due to rounding.

Adjusted Gross Profit Reconciliation Note: 1 - Totals may not foot due to rounding.